SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2005

COMPASS BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-31272	63-0593897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 South 20th Street, Birmingham, Alabama	35233
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(205) 297-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

࿵ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿵ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿵ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

࿵ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 17, 2005, Compass Bancshares, Inc. issued a press release announcing its financial results for the three and nine-month periods ended September 30, 2005. This press release, dated October 17, 2005, is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1	Compass Bancshares, Inc. Press Release dated October 17, 2005

Exhibit Index

Exhibit No. Description of Document
99.1     Press Release, dated October 17, 2005, issued by Compass Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

COMPASS BANCSHARES, INC.

Date: October 17, 2005	By:	/s/ Kirk P. Pressley
Kirk P. Pressley Chief Accounting Officer